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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported)
                               JANUARY 3, 1996


                             WORK RECOVERY, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                   Colorado
            (State or Other Jurisdiction of Incorporation)


               0-18695                              68-0165800
         Commission File Number)         (IRS Employer Identification No.)



 2341 South Friebus Avenue, Suite 14, Tucson, Arizona            85713
    (Address of Principal Executive Offices)                   (Zip Code)


                                (520) 322-6634
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

    On January 3, 1996, Work Recovery, Inc. (the "Company") and the Team for New Management, L.L.C. (the "Team") entered into a letter of intent that contemplates a change in control of the Board of Directors and management of the Company.

    Under the letter of intent, the parties intend to work together to structure the proposed change of control, including appointment or election of certain Team nominees to replace the existing Board, appointment of Ms. Dorcas Hardy (a member of the Team)as President and Chief Executive Officer, and retention of the Team to provide certain management services. The Team has filed with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement describing its qualifications, plans and proposed compensation and warrant package. The Company would endorse the Team's proposals as part of revised proxy materials to be drafted cooperatively by the parties.

    As a condition to the contemplated change in control, the Team has undertaken a review (which must be to its satisfaction) of the business of the Company. In that regard, the Company has agreed to permit the Team confidential access to its records and personnel.

    The Company's current Board of Directors is negotiating severance agreements with three of its senior personnel, including Mr. Thomas L. Brandon. The letter of intent with the Team anticipates that the Team would support such severance arrangements if they do not exceed certain guidelines. The guidelines reflect not more than one year's severance pay or other equivalent compensation, possible repricing of a portion ofexisting options to not less than $1.50, extending the term for exercise to up to two years from severance date, and cancellation of not less than 57.5% of the options currently held by each person (92% in the case of Mr. Brandon). If the change in control occurs, it is also contemplated that the Team would use its best efforts to cause the Company not to pursue actions against current officers and directors other than in certain limited circumstances such as related to criminal misconduct, bad faith acts or breach of certain agreements.



                                   EXHIBITS

    Letter of Intent Between Work Recovery, Inc. and Team for New Management, L.L.C., dated January 3, 1996.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  January 3, 1996

                            WORK RECOVERY, INC.



                            by:  Robert B. Bunker
                            ------------------------------
                            Robert B. Bunker, Senior Vice
                            President of Finance and Chief
                            Financial Officer